                                                                      EXHIBIT 99


NEWS RELEASE

For Release: July 19, 2004

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
President/Director of Marketing (740) 349-3710

               PARK NATIONAL CORPORATION REPORTS EARNINGS FOR THE
               QUARTER ENDED JUNE 30, 2004 AND DECLARES DIVIDEND

NEWARK, OHIO - Park National Corporation (Park) (AMEX:PRK) today announced earnings for the second quarter of 2004. Net income for the second quarter of 2004 totaled $24.085 million or $1.75 per diluted share, compared to net income of $25.123 million or $1.81 per diluted share in 2003, decreases of 4.1% in net income and 3.3% in diluted earnings per share. Net income for the first half of 2004 totaled $47.063 million or $3.41 per diluted share, compared to $48.289 million or $3.49 per diluted share for the first half of 2003, decreases of 2.5% in net income and 2.3% in diluted earnings per share.

      The Board of Directors of Park declared a third quarter dividend of $.88 per share, payable September 10, 2004 to shareholders of record on August 24, 2004.

      Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Finance.

      Operating in twenty-six Ohio counties, Park and its subsidiaries have $5.1 billion in total consolidated assets, one hundred sixteen financial service offices and a network of one hundred seventeen automatic teller machines.

                            PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  JUNE 30, 2004

INCOME STATEMENT

                                              THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                   JUNE 30,                           JUNE 30,
                                                   --------                           --------
                                                              PERCENT                             PERCENT
                                          2004       2003     CHANGE       2004         2003      CHANGE
                                          ----       ----     ------       ----         ----      ------
NET INTEREST INCOME .................   $52,522    $51,596      1.79%    $105,138     $103,801      1.29%
                                        -------    -------      ----     --------     --------      ----
PROVISION FOR LOAN LOSSES ...........     1,905      2,836    -32.83%       3,370        6,269    -46.24%
                                        -------    -------      ----     --------     --------      ----
OTHER INCOME ........................    14,046     17,400    -19.28%      26,918       32,855    -18.07%
                                        -------    -------      ----     --------     --------      ----
GAIN (LOSS) ON SALE OF SECURITIES ...         0        321                    106         (913)
                                        -------    -------      ----     --------     --------      ----
OTHER EXPENSE .......................    30,295     30,490     -0.64%      61,820       60,559      2.08%
                                        -------    -------      ----     --------     --------      ----
INCOME BEFORE TAXES .................    34,368     35,991     -4.51%      66,972       68,915     -2.82%
                                        -------    -------      ----     --------     --------      ----
NET INCOME ..........................    24,085     25,123     -4.13%      47,063       48,289     -2.54%
                                        -------    -------      ----     --------     --------      ----
NET INCOME PER SHARE-BASIC ..........      1.76       1.83     -3.83%        3.43         3.51     -2.28%
                                        -------    -------      ----     --------     --------      ----
NET INCOME PER SHARE-DILUTED ........      1.75       1.81     -3.31%        3.41         3.49     -2.29%
                                        -------    -------      ----     --------     --------      ----
CASH DIVIDENDS PER SHARE ............      0.88       0.83      6.02%        1.76         1.66      6.02%
                                        -------    -------      ----     --------     --------      ----

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS ............      1.92%      2.01%                  1.89%        1.98%
                                        -------    -------      ----     --------     --------      ----
RETURN ON AVERAGE EQUITY ............     18.26%     19.37%                 17.63%       18.97%
                                        -------    -------      ----     --------     --------      ----
YIELD ON EARNING ASSETS .............      5.72%      5.89%                  5.78%        6.11%
                                        -------    -------      ----     --------     --------      ----
COST OF PAYING LIABILITIES ..........      1.44%      1.67%                  1.47%        1.74%
                                        -------    -------      ----     --------     --------      ----
NET INTEREST MARGIN .................      4.54%      4.49%                  4.58%        4.66%
                                        -------    -------      ----     --------     --------      ----
EFFICIENCY RATIO ....................     44.96%     43.57%                 46.26%       43.68%
                                        -------    -------      ----     --------     --------      ----
NET LOAN CHARGE-OFFS ................   $ 1,749    $ 1,373               $  2,422     $  2,772
                                        -------    -------      ----     --------     --------      ----
NET CHARGE-OFFS AS A PERCENT OF LOANS      0.25%      0.21%                  0.18%        0.21%
                                        -------    -------      ----     --------     --------      ----

BALANCE SHEET
AT JUNE 30,

                                                                    PERCENT
                                        2004           2003          CHANGE
                                        ----           ----          ------
INVESTMENTS .......................  $1,943,150     $1,720,819        12.92%
                                     ----------     ----------      -------
LOANS .............................   2,803,590      2,690,329         4.21%
                                     ----------     ----------      -------
LOAN LOSS RESERVE .................      64,090         65,525        -2.19%
                                     ----------     ----------      -------
GOODWILL AND OTHER INTANGIBLES ....      12,219         14,904       -18.02%
                                     ----------     ----------      -------
TOTAL ASSETS ......................   5,074,731      5,002,480         1.44%
                                     ----------     ----------      -------
DEPOSITS ..........................   3,516,553      3,535,170        -0.53%
                                     ----------     ----------      -------
BORROWINGS ........................     984,406        865,676        13.72%
                                     ----------     ----------      -------
EQUITY ............................     515,747        538,222        -4.18%
                                     ----------     ----------      -------
BOOK VALUE PER SHARE ..............       37.91          39.11        -3.07%
                                     ----------     ----------      -------
NONPERFORMING LOANS ...............      18,441         20,394        -9.58%
                                     ----------     ----------      -------
NONPERFORMING ASSETS ..............      21,154         23,055        -8.25%
                                     ----------     ----------      -------
PAST DUE 90 DAY LOANS .............       5,572          7,659       -27.25%
                                     ----------     ----------      -------

RATIOS
LOANS/ASSETS ......................      55.25%         53.78%
                                     ----------     ----------
NONPERFORMING LOANS/LOANS .........       0.66%          0.76%
                                     ----------     ----------
PAST DUE 90 DAY LOANS/LOANS .......       0.20%          0.28%
                                     ----------     ----------
LOAN LOSS RESERVE/LOANS ...........       2.29%          2.44%
                                     ----------     ----------
EQUITY/ASSETS .....................      10.16%         10.76%
                                     ----------     ----------

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)

                                                                     JUNE 30,
                                                                     --------
                                                                 2004          2003
                                                                 ----          ----
ASSETS
   Cash and due from banks ...............................   $   145,063    $   222,467
                                                             -----------    -----------
   Federal funds sold ....................................        20,000         70,600
                                                             -----------    -----------
   Securities purchased under resale agreements ..........            --        175,000
                                                             -----------    -----------
   Interest bearing deposits .............................            50             50
                                                             -----------    -----------
   Investment securities .................................     1,943,150      1,720,819
                                                             -----------    -----------
   Loans (net of unearned interest) ......................     2,803,590      2,690,329
                                                             -----------    -----------
   Allowance for possible loan losses ....................        64,090         65,525
                                                             -----------    -----------
      LOANS, NET .........................................     2,739,500      2,624,804
                                                             -----------    -----------
   Bank premises and equipment, net ......................        35,695         38,029
                                                             -----------    -----------
   Other assets ..........................................       191,273        150,711
                                                             -----------    -----------
         TOTAL ASSETS ....................................   $ 5,074,731    $ 5,002,480
                                                             -----------    -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
      Noninterest-bearing ................................   $   551,072    $   577,819
                                                             -----------    -----------
      Interest-bearing ...................................     2,965,481      2,957,351
                                                             -----------    -----------
         TOTAL DEPOSITS ..................................     3,516,553      3,535,170
                                                             -----------    -----------
   Borrowings ............................................       984,406        865,676
                                                             -----------    -----------
   Other liabilities .....................................        58,025         63,412
                                                             -----------    -----------
         TOTAL LIABILITIES ...............................     4,558,984      4,464,258
                                                             -----------    -----------
   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares
         authorized in 2004 and 2003; 14,543,614
         shares issued in 2004 and 14,542,373 in 2003) ...       105,995        105,898
                                                             -----------    -----------
      Accumulated other comprehensive income, net of taxes       (11,449)        29,524
                                                             -----------    -----------
      Retained earnings ..................................       509,706        471,743
                                                             -----------    -----------
      Treasury stock (939,037 shares in 2004 and 781,813
         shares in 2003) .................................       (88,505)       (68,943)
                                                             -----------    -----------
         TOTAL STOCKHOLDERS' EQUITY ......................       515,747        538,222
                                                             -----------    -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...   $ 5,074,731    $ 5,002,480
                                                             -----------    -----------

PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                  THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                        JUNE 30,                            JUNE 30,
                                                                        --------                            --------
                                                                2004              2003              2004              2003
                                                                ----              ----              ----              ----
Interest income:
   Interest and fees on loans ........................      $     43,319      $     46,591      $     86,932      $     93,509
                                                            ------------      ------------      ------------      ------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities ........................            21,717            19,450            43,527            39,710
                                                            ------------      ------------      ------------      ------------
      Obligations of states and political subdivisions             1,302             1,568             2,649             3,173
                                                            ------------      ------------      ------------      ------------
   Other interest income .............................                34               362                51               442
                                                            ------------      ------------      ------------      ------------
         TOTAL INTEREST INCOME .......................            66,372            67,971           133,159           136,834
                                                            ------------      ------------      ------------      ------------
Interest expense:
   Interest on deposits:
      Demand and savings deposits ....................             1,490             2,288             3,013             4,640
                                                            ------------      ------------      ------------      ------------
      Time deposits ..................................             8,068            10,541            16,578            21,741
                                                            ------------      ------------      ------------      ------------
   Interest on borrowings ............................             4,292             3,546             8,430             6,652
                                                            ------------      ------------      ------------      ------------
      TOTAL INTEREST EXPENSE .........................            13,850            16,375            28,021            33,033
                                                            ------------      ------------      ------------      ------------
         NET INTEREST INCOME .........................            52,522            51,596           105,138           103,801
                                                            ------------      ------------      ------------      ------------
Provision for loan losses ............................             1,905             2,836             3,370             6,269
                                                            ------------      ------------      ------------      ------------
         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES ..........................            50,617            48,760           101,768            97,532
                                                            ------------      ------------      ------------      ------------
Other income .........................................            14,046            17,400            26,918            32,855
                                                            ------------      ------------      ------------      ------------
Gain (loss) on sale of securities ....................                --               321               106              (913)
                                                            ------------      ------------      ------------      ------------
Other expense:
   Salaries and employee benefits ....................            17,096            16,517            35,244            34,053
                                                            ------------      ------------      ------------      ------------
   Occupancy expense .................................             1,735             1,671             3,464             3,403
                                                            ------------      ------------      ------------      ------------
   Furniture and equipment expense ...................             1,484             1,600             3,065             3,227
                                                            ------------      ------------      ------------      ------------
   Other expense .....................................             9,980            10,702            20,047            19,876
                                                            ------------      ------------      ------------      ------------
      TOTAL OTHER EXPENSE ............................            30,295            30,490            61,820            60,559
                                                            ------------      ------------      ------------      ------------
         INCOME BEFORE FEDERAL INCOME TAXES ..........            34,368            35,991            66,972            68,915
                                                            ------------      ------------      ------------      ------------
Federal income taxes .................................            10,283            10,868            19,909            20,626
                                                            ------------      ------------      ------------      ------------
         NET INCOME ..................................      $     24,085      $     25,123      $     47,063      $     48,289
                                                            ============      ============      ============      ============
PER SHARE:
         NET INCOME  - BASIC .........................      $       1.76      $       1.83      $       3.43      $       3.51
                                                            ------------      ------------      ------------      ------------
         NET INCOME  - DILUTED .......................      $       1.75      $       1.81      $       3.41      $       3.49
                                                            ------------      ------------      ------------      ------------
         WEIGHTED AVERAGE SHARES - BASIC .............        13,658,212        13,761,117        13,707,153        13,770,973
                                                            ------------      ------------      ------------      ------------
         WEIGHTED AVERAGE SHARES - DILUTED ...........        13,781,626        13,842,161        13,820,822        13,833,412
                                                            ------------      ------------      ------------      ------------

PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)

                                                                     THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                           JUNE 30,                            JUNE 30,
                                                                           --------                            --------
                                                                   2004              2003              2004              2003
                                                                   ----              ----              ----              ----
ASSETS
   Cash and due from banks ...............................      $   142,294       $   139,225       $   140,387       $   137,194
                                                                -----------       -----------       -----------       -----------
   Federal funds sold ....................................           12,570            41,301             8,682            31,524
                                                                -----------       -----------       -----------       -----------
   Securities purchased under resale agreements ..........                0            82,692                 0            41,575
                                                                -----------       -----------       -----------       -----------
   Interest bearing deposits .............................               50                50                50                50
                                                                -----------       -----------       -----------       -----------
   Investment securities .................................        1,928,658         1,922,229         1,936,265         1,863,527
                                                                -----------       -----------       -----------       -----------
   Loans (net of unearned interest) ......................        2,791,973         2,684,883         2,768,048         2,680,318
                                                                -----------       -----------       -----------       -----------
   Allowance for possible loan losses ....................           64,711            65,127            64,359            64,046
                                                                -----------       -----------       -----------       -----------
      LOANS, NET .........................................        2,727,262         2,619,756         2,703,689         2,616,272
                                                                -----------       -----------       -----------       -----------
   Bank premises and equipment, net ......................           35,973            38,404            36,260            38,569
                                                                -----------       -----------       -----------       -----------
   Other assets ..........................................          192,204           179,268           185,191           177,832
                                                                -----------       -----------       -----------       -----------
TOTAL ASSETS .............................................      $ 5,039,011       $ 5,022,925       $ 5,010,524       $ 4,906,543
                                                                -----------       -----------       -----------       -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
      Noninterest-bearing ................................      $   567,895       $   513,593       $   560,550       $   512,857
                                                                -----------       -----------       -----------       -----------
      Interest-bearing ...................................        2,931,331         2,915,687         2,929,244         2,905,771
                                                                -----------       -----------       -----------       -----------
         TOTAL DEPOSITS ..................................        3,499,226         3,429,280         3,489,794         3,418,628
                                                                -----------       -----------       -----------       -----------
   Borrowings ............................................          943,696         1,010,672           917,143           915,488
                                                                -----------       -----------       -----------       -----------
   Other liabilities .....................................           66,422            62,773            66,830            59,139
                                                                -----------       -----------       -----------       -----------
         TOTAL LIABILITIES ...............................        4,509,344         4,502,725         4,473,767         4,393,255
                                                                -----------       -----------       -----------       -----------
   STOCKHOLDERS' EQUITY:
      Common stock .......................................          105,910           105,870           105,902           105,820
                                                                -----------       -----------       -----------       -----------
      Accumulated other comprehensive income, net of taxes            9,469            25,249            16,250            23,475
                                                                -----------       -----------       -----------       -----------
      Retained earnings ..................................          495,996           457,812           490,431           451,571
                                                                -----------       -----------       -----------       -----------
      Treasury stock .....................................          (81,708)          (68,731)          (75,826)          (67,578)
                                                                -----------       -----------       -----------       -----------
         TOTAL STOCKHOLDERS' EQUITY ......................          529,667           520,200           536,757           513,288
                                                                -----------       -----------       -----------       -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...      $ 5,039,011       $ 5,022,925       $ 5,010,524       $ 4,906,543
                                                                -----------       -----------       -----------       -----------